                                   DIRECTORS
                               Graham S. Anderson
                                Frank S. Bayley
                               J. Kevin Callaghan
                                Steven C. Phelps
                                Madelyn B. Smith

                               PRINCIPAL OFFICERS
                           Scott R. Vokey, President
                    Lisa P. Guzman, Treasurer and Secretary

                               INVESTMENT ADVISER
                         Badgley, Phelps and Bell, Inc.
                         1420 Fifth Avenue, Suite 4400
                           Seattle, Washington 98101
                                www.badgley.com

                                 ADMINISTRATOR,
                         TRANSFER AGENT AND DIVIDEND --
                                DISBURSING AGENT
                       Firstar Mutual Fund Services, LLC
                                  Third Floor
                             615 E. Michigan Street
                           Milwaukee, Wisconsin 53202

                                   CUSTODIAN
                               Firstar Bank, N.A.
                             615 E. Michigan Street
                           Milwaukee, Wisconsin 53202

                                  DISTRIBUTOR
                         Rafferty Capital Markets, Inc.
                             1311 Mamaronek Avenue
                          White Plains, New York 10605

                            INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
                     100 East Wisconsin Avenue, Suite 1500
                           Milwaukee, Wisconsin 53202

                                 LEGAL COUNSEL
                              Godfrey & Kahn, S.C.
                              780 N. Water Street
                           Milwaukee, Wisconsin 53202


                                 ANNUAL REPORT

                                  May 31, 2000

                                    BADGLEY
                                  FUNDS, INC.

                             Badgley Balanced Fund
                              Badgley Growth Fund

                              [BADGLEY FUNDS LOGO]
                              www.badgleyfunds.com

                              BADGLEY FUNDS, INC.
                                 ANNUAL REPORT
                                  MAY 31, 2000

Dear Fellow Shareholders:

Thank you for your investment in the Badgley Funds. We sincerely appreciate the trust you have placed in our mutual fund team.

During the last year the Badgley Funds assets have grown to over $36.6 million, an increase of about 59%. We are proud of this growth in Fund assets.

This Badgley Funds, Inc. Annual Report reviews the activities of the Badgley Growth Fund and the Badgley Balanced Fund for the twelve months ending May 31, 2000. PricewaterhouseCoopers LLP audited our financial statements.

POSITIVE PERFORMANCE. FUND OBJECTIVES MET.

As this report details, performance of both the Badgley Growth Fund and the Badgley Balanced Fund were positive over the last twelve months. The total returns for the Funds were 15.86% and 9.23% respectively. This performance compares very well with our benchmarks for the same period, the S&P 500 (10.48%) and Lehman Brothers Intermediate Govt./Corp. Bond Index (2.49%) (please see the fund graphs in the following pages).

Annualized portfolio turnover rates remain very low when compared to other growth and balanced mutual funds. Turnover rates were 25.88% (Badgley Growth
Fund) and 28.78% (Badgley Balanced Fund).

The objective of the Badgley Growth Fund is long-term capital appreciation while that of the Badgley Balanced Fund is long-term capital appreciation and income. Over the last twelve months we met these objectives by investing in stocks of companies that exhibit consistent and predictable earnings growth, solid balance sheets, market dominance, and strong management. In addition to this equity focus, in our Badgley Balanced Fund we met objectives by investing in intermediate duration bonds characterized by high credit quality, liquidity and higher relative values.

RECAP OF A VOLATILE MARKET: STOCKS & BONDS.

Our disciplined, long-term approach to the management of your Funds has continued to pay off over the last twelve months. During this period many investors chased returns by moving quickly from stock to stock. This behavior, which included a good dose of sector rotation, increased volatility in the U.S. stock market, creating one of the worst performing weeks (the week ending April
14) in capital market history.

Volatility was most extreme in the market's hottest sector, technology. Although performance in this group led the market with an almost 50% return, it masked the huge decline in the sector in April and May. During these two months, the technology sector was down more than 50% from its high. Our stock selection in this segment of the market proved solid as our selections outperformed this segment of the S&P 500 Index. Three of our companies, Cisco, EMC and Intel, returned over 100% for the last twelve months.

                              BADGLEY FUNDS, INC.
                                 ANNUAL REPORT
                                  MAY 31, 2000

Our commitment to a diversified portfolio, and our long-term view, kept us invested in the healthcare field throughout the year. Many investors had taken the view that political risks were too high. In the face of this challenge, the group performed well and our selections in this sector, such as Medtronic (+56%) and Pfizer (+32%), led to our out-performance.

This last year was also a good example of how our commitment to owning the best companies pays off in sectors that may be out of favor. Due to rising rates, both financial and utility sectors were challenged, but the strength of our holdings, American International Group (+28%), State Street Corporation (+61%), and AES Corporation (+71%), led to solid returns. Even in the difficult consumer segments of the market, which finished the last twelve months in negative territory, we had strong performance from several holdings, including Home Depot (+25%), Starbucks (29%), and Sysco Foods (+44%). As always, we continue to position the Funds in companies that can weather challenging economic environments.

Similar to our equities approach, our dedicated approach to fixed income investing led to overall positive returns during a period of tremendous bond volatility. Three main themes contributed to this challenging bond market: rising interest rates, an inverted yield curve, and budget surpluses resulting in decreasing Treasury bond supply.

The Federal Reserve began raising short-term interest rates in June 1999. This was an attempt to ward off inflation threats as the economy continued its fiery expansion; however, it wasn't until the fourth quarter that interest rates soared an average of 2% in the 2-10 year maturity range.

The fixed income markets did manage to recover in the first half of 2000 as investors flocked to high quality bonds when NASDAQ stocks began to take a serious beating. Also during the first quarter we experienced a relatively unusual phenomenon--an inversion of the yield curve. An inversion occurs when short-term interest rates exceed long-term rates. An inversion happens infrequently and is usually short-lived as bond investors generally require more yield on bonds with longer maturities than those with shorter maturities. Initially the inversion was triggered by investors' expectations that the Fed would continue its bias towards increasing short-term interest rates, but the severity and prolonged nature of the curve's continued inversion is now being attributed to expectations of a reduction in Treasury bond supply.

The U.S. government, which has been running budget surpluses in the last three years and anticipates more in the foreseeable future, has begun to "buy back" Treasury bonds to lower its current marketable debt. Additionally, the government also has announced a reduction in future bond issuance. These supply-reducing events are beginning to change the dynamics in the bond market. With current and future supply of Treasuries dwindling, the fixed income markets are grappling with finding a new "risk-free" asset to measure the merits of all other asset classes. Despite the volatility in these markets, we remain true to our discipline of being fully invested and focused on the best values in high quality bonds.

DEDICATED BADGLEY FUNDS TEAM. BUILDING THE BADGLEY FUNDS ONE SHAREHOLDER AT A TIME.

Behind the numbers in this report is a team of people dedicated to managing your funds and meeting your shareholder needs. The heart of our team is the Institutional Services Committee (ISC) of Badgley, Phelps

                              BADGLEY FUNDS, INC.
                                 ANNUAL REPORT
                                  MAY 31, 2000

and Bell, Inc., our Investment Advisor for both the Badgley Growth and Badgley Balanced Funds. The ISC, a team of four seasoned portfolio managers, functions as manager of the funds. We invite you to review the profiles of your managers at www.badgleyfunds.com.

How do you build enduring mutual funds? Your Badgley Balanced Fund and Badgley Growth Fund are constructed on one fundamental principle: always strive to exceed shareholder expectations. With this in mind, the Badgley Funds are being constructed one shareholder at a time. The foundation for this construction is made of strong and consistent performance built on Badgley, Phelps and Bell's focused fundamental research, which is applied diligently to the investment of your assets in the best companies and investment grade bonds.

Meeting shareholder service expectations also is key to attracting and keeping Badgley Funds shareholders, and we have teamed with industry professionals Firstar Mutual Fund Services to meet shareholder service needs. As we look ahead to the next year, we are taking steps to improve your on- and off-line shareholder services and to make Badgley Funds investor information more readily available to you. We are pleased that many shareholders have opened multiple Badgley Funds accounts--for general investment, for retirement, for children and grandchildren.

Thank you for investing in the Badgley Funds. We welcome your comments and questions. Please contact us toll free at 1.877.223.4539, in writing or via email.

Sincerely,

/s/ Scott R. Vokey                        /s/ Lisa P. Guzman
Scott R. Vokey                            Lisa P. Guzman
President                                 Treasurer and Secretary
Badgley Funds, Inc.                       Badgley Funds, Inc.
Email: scottv@badgley.com                 Email: lisag@badgley.com

                              BADGLEY FUNDS, INC.
                                 ANNUAL REPORT
                                  MAY 31, 2000
                              BALANCED FUND GRAPH

                                                                                 LEHMAN BROTHERS
                                                                            INTERMEDIATE GOVT./CORP.
                                                  BADGLEY BALANCED FUND            BOND INDEX                    S&P 500
                                                  ---------------------     ------------------------             -------
06/25/98                                                10000.00                    10000.00                    10000.00
08/31/98                                                 9100.08                    10203.80                     8499.72
11/30/98                                                10308.60                    10448.60                    10372.20
02/28/99                                                10665.20                    10393.30                    11073.40
05/31/99                                                10865.80                    10422.40                    11680.20
08/31/99                                                10923.30                    10428.60                    11884.60
11/30/99                                                11323.10                    10566.30                    12540.60
02/29/00                                                11352.60                    10580.00                    12373.80
05/31/00                                                11869.00                    10683.00                    12906.00

THIS CHART ASSUMES AN INITIAL GROSS INVESTMENT OF $10,000 MADE ON 6/25/98 (COMMENCEMENT OF OPERATIONS). RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. IN THE ABSENCE OF FEE WAIVERS AND REIMBURSEMENTS, TOTAL RETURN WOULD BE REDUCED. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

LEHMAN BROTHERS INTERMEDIATE GOVT./CORP. BOND INDEX - An unmanaged market value-weighted index composed of all bonds that are investment grade (rated Baa or higher by Moody's or BBB or higher by S&P, if unrated by Moody's). All issues have maturities between one and ten years and an outstanding par value of at least $150 million.

S&P 500 INDEX - An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

For the period 6/25/98 thru 6/30/98 the return for the Lehman Brothers Intermediate Govt./Corp. Bond index was calculated by prorating the total return for 6/30/98.

                                       Average Annual Total Return Through May
                                       31, 2000

                                                         One Year   Since Inception 6/25/98
                                                         --------   -----------------------
--
 -- Badgley Balanced Fund                                  9.23%             9.23%
--
 -- S&P 500                                               10.48%            14.08%
--
 ---- Lehman Brothers Intermediate Govt./Corp. Bond
 Index                                                     2.49%             3.47%

                              BADGLEY FUNDS, INC.
                                 ANNUAL REPORT
                                  MAY 31, 2000

                               GROWTH FUND GRAPH

                                                                    BADGLEY GROWTH FUND                      S&P 500
                                                                    -------------------                      -------
06/25/98                                                                 10000.00                           10000.00
08/31/98                                                                  8059.81                            8499.72
11/30/98                                                                 10119.90                           10372.20
02/28/99                                                                 10962.90                           11073.40
05/31/99                                                                 11465.00                           11680.20
08/31/99                                                                 11615.20                           11884.60
11/30/99                                                                 12307.40                           12540.60
02/29/00                                                                 12429.30                           12373.80
05/31/00                                                                 13283.00                           12906.00

THIS CHART ASSUMES AN INITIAL GROSS INVESTMENT OF $10,000 MADE ON 6/25/98 (COMMENCEMENT OF OPERATIONS). RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. IN THE ABSENCE OF FEE WAIVERS AND REIMBURSEMENTS, TOTAL RETURN WOULD BE REDUCED. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

S&P 500 INDEX - An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

                                       Average Annual Total Return through May
                                       31, 2000

                                                         One Year    Since Inception 6/25/98
                                                         --------    -----------------------
--
 -- Badgley Growth Fund                                   15.86%              15.76%
--
 -- S&P 500                                               10.48%              14.08%

                              BADGLEY FUNDS, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                                  MAY 31, 2000

                                                                BALANCED FUND    GROWTH FUND
                                                                -------------    -----------
ASSETS:
  Investments, at market value (cost of $22,342,855 and
     $9,955,171, respectively)..............................     $24,121,466     $12,263,366
  Dividends receivable......................................           3,423           3,268
  Interest receivable.......................................         197,715           2,794
  Organization costs, net of accumulated amortization.......          16,071          16,070
  Receivable from Adviser...................................              --           1,054
  Other assets..............................................          16,326          13,900
                                                                 -----------     -----------
     Total assets...........................................      24,355,001      12,300,452
                                                                 -----------     -----------
LIABILITIES:
  Accrued expenses and other liabilities....................          48,762          49,028
  Payable to Adviser........................................           5,450              --
  Payable to Custodian......................................          14,703              --
                                                                 -----------     -----------
     Total liabilities......................................          68,915          49,028
                                                                 -----------     -----------
NET ASSETS..................................................     $24,286,086     $12,251,424
                                                                 ===========     ===========
NET ASSETS CONSIST OF:
  Capital stock.............................................     $22,525,875     $10,010,075
  Accumulated undistributed net investment income...........          80,611              --
  Accumulated undistributed net realized loss on
     investments............................................         (99,011)        (66,846)
  Net unrealized appreciation on investments................       1,778,611       2,308,195
                                                                 -----------     -----------
     Total net assets.......................................     $24,286,086     $12,251,424
                                                                 ===========     ===========
  Shares outstanding (par value of $.01, 500,000,000 shares
     authorized)............................................       2,118,272         925,723
                                                                 ===========     ===========
  Net Asset Value, Redemption Price and Offering Price Per
     Share..................................................     $     11.47     $     13.23
                                                                 ===========     ===========

                     See Notes to the Financial Statements

                              BADGLEY FUNDS, INC.
                            STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED MAY 31, 2000

                                                                BALANCED FUND    GROWTH FUND
                                                                -------------    -----------
INVESTMENT INCOME:
  Dividend income...........................................     $   61,694      $   57,261
  Interest income...........................................        565,559          16,169
                                                                 ----------      ----------
     Total investment income................................        627,253          73,430
                                                                 ----------      ----------
EXPENSES:
  Investment advisory fees..................................        175,548          95,152
  Administration fees.......................................         30,012          29,987
  Shareholder servicing and accounting fees.................         51,565          46,376
  Distribution fees.........................................         48,763          23,788
  Custody fees..............................................          9,971          12,008
  Federal and state registration fees.......................         14,204          13,234
  Professional fees.........................................         29,931          27,201
  Reports to shareholders...................................          7,551           8,447
  Amortization of organization costs........................          5,489           5,490
  Directors' fees and expenses..............................          2,168           2,196
  Other.....................................................         11,391           5,960
                                                                 ----------      ----------
  Total expenses before waiver and reimbursement............        386,593         269,839
  Less: Waiver of expenses and reimbursement from Adviser...       (133,024)       (127,681)
                                                                 ----------      ----------
     Net expenses...........................................        253,569         142,158
                                                                 ----------      ----------
NET INVESTMENT INCOME/(LOSS)................................        373,684         (68,728)
                                                                 ----------      ----------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
  Net realized gain/(loss) on investments...................        (65,240)          4,661
  Change in unrealized appreciation/(depreciation) on
     investments............................................      1,351,943       1,493,662
                                                                 ----------      ----------
     Net realized and unrealized gain on investments........      1,286,703       1,498,323
                                                                 ----------      ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........     $1,660,387      $1,429,595
                                                                 ==========      ==========

                     See Notes to the Financial Statements

                              BADGLEY FUNDS, INC.
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                  BALANCED FUND
                                                                BALANCED FUND    JUNE 25, 1998(1)
                                                                 YEAR ENDED          THROUGH
                                                                MAY 31, 2000       MAY 31, 1999
                                                                -------------    ----------------
OPERATIONS:
  Net investment income.....................................     $   373,684       $   102,072
  Net realized loss on investments..........................         (65,240)          (33,771)
  Change in unrealized appreciation/(depreciation) on
     investments............................................       1,351,943           426,668
                                                                 -----------       -----------
     Net increase in net assets resulting from operations...       1,660,387           494,969
                                                                 -----------       -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income................................        (346,071)          (84,465)
                                                                 -----------       -----------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold.................................       9,246,953        16,671,176
  Proceeds from shares issued to holders in reinvestment of
     dividends..............................................         322,854            72,890
  Cost of shares redeemed...................................      (3,122,446)         (680,161)
                                                                 -----------       -----------
     Net increase in net assets resulting from capital share
       transactions.........................................       6,447,361        16,063,905
                                                                 -----------       -----------
TOTAL INCREASE IN NET ASSETS................................       7,761,677        16,474,409
NET ASSETS:
  Beginning of period.......................................      16,524,409            50,000
                                                                 -----------       -----------
  End of period (including undistributed net investment
     income of $80,611 and $49,430, respectively)...........     $24,286,086       $16,524,409
                                                                 ===========       ===========

(1)  Commencement of operations.

                     See Notes to the Financial Statements

                              BADGLEY FUNDS, INC.
                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                  GROWTH FUND
                                                                GROWTH FUND     JUNE 25, 1998(1)
                                                                 YEAR ENDED         THROUGH
                                                                MAY 31, 2000      MAY 31, 1999
                                                                ------------    ----------------
OPERATIONS:
  Net investment loss.......................................    $   (68,728)       $   (18,860)
  Net realized gain/(loss) on investments...................          4,661            (71,507)
  Change in unrealized appreciation/(depreciation) on
     investments............................................      1,493,662            814,533
                                                                -----------        -----------
     Net increase in net assets resulting from operations...      1,429,595            724,166
                                                                -----------        -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income................................         (1,118)           (14,494)
                                                                -----------        -----------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold.................................      5,303,112          6,119,128
  Proceeds from shares issued to holders in reinvestment of
     dividends..............................................          1,089             14,347
  Cost of shares redeemed...................................       (984,994)          (389,407)
                                                                -----------        -----------
     Net increase in net assets resulting from capital share
       transactions.........................................      4,319,207          5,744,068
                                                                -----------        -----------
TOTAL INCREASE IN NET ASSETS................................      5,747,684          6,453,740
NET ASSETS:
  Beginning of period.......................................      6,503,740             50,000
                                                                -----------        -----------
  End of period (including undistributed net investment
     income of $0 and $1,115, respectively).................    $12,251,424        $ 6,503,740
                                                                ===========        ===========

(1)  Commencement of operations.

                     See Notes to the Financial Statements

                              BADGLEY FUNDS, INC.
                              FINANCIAL HIGHLIGHTS
               FOR A FUND SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                  BALANCED FUND
                                                                BALANCED FUND    JUNE 25, 1998(1)
                                                                 YEAR ENDED          THROUGH
                                                                MAY 31, 2000       MAY 31, 1999
                                                                -------------    ----------------
PER SHARE DATA:
  Net asset value, beginning of period......................     $     10.69       $     10.00
  Income from investment operations:
     Net investment income..................................            0.20              0.18
     Net realized and unrealized gain on investments........            0.78              0.68
                                                                 -----------       -----------
     Total from investment operations.......................            0.98              0.86
                                                                 -----------       -----------
  Less:
  Dividends from net investment income......................           (0.20)            (0.17)
                                                                 -----------       -----------
  Net asset value, end of period............................     $     11.47       $     10.69
                                                                 ===========       ===========
TOTAL RETURN................................................           9.23%             8.66%(2)
SUPPLEMENTAL DATA AND RATIOS:
  Net assets, end of period.................................     $24,286,086       $16,524,409
  Ratio of net expense to average net assets:
     Before expense reimbursement...........................           1.98%             3.83%(3)
     After expense reimbursement............................           1.30%             1.30%(3)
  Ratio of net investment income to average net assets:
     Before expense reimbursement...........................           1.24%           (0.80)%(3)
     After expense reimbursement............................           1.92%             1.73%(3)
  Portfolio turnover rate...................................          28.78%            16.17%

(1)  Commencement of operations.

(2)  Not annualized.

(3)  Annualized.

                     See Notes to the Financial Statements

                              BADGLEY FUNDS, INC.
                        FINANCIAL HIGHLIGHTS (CONTINUED)
               FOR A FUND SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                  GROWTH FUND
                                                                GROWTH FUND     JUNE 25, 1998(1)
                                                                 YEAR ENDED         THROUGH
                                                                MAY 31, 2000      MAY 31, 1999
                                                                ------------    ----------------
PER SHARE DATA:
  Net asset value, beginning of period......................    $     11.42        $    10.00
  Income from investment operations:
     Net investment income (loss)...........................          (0.08)            (0.02)
     Net realized and unrealized gain on investments........           1.89              1.48
                                                                -----------        ----------
     Total from investment operations.......................           1.81              1.46
                                                                -----------        ----------
  Less:
  Dividends from net investment income......................          (0.00)(4)         (0.04)
                                                                -----------        ----------
  Net asset value, end of period............................    $     13.23        $    11.42
                                                                ===========        ==========
TOTAL RETURN................................................         15.86%            14.65%(2)
SUPPLEMENTAL DATA AND RATIOS:
  Net assets, end of period.................................    $12,251,424        $6,503,740
  Ratio of net expense to average net assets:
     Before expense reimbursement...........................          2.84%             6.12%(3)
     After expense reimbursement............................          1.50%             1.50%(3)
  Ratio of net investment income to average net assets:
     Before expense reimbursement...........................        (2.06)%           (5.22)%(3)
     After expense reimbursement............................        (0.72)%           (0.60)%(3)
  Portfolio turnover rate...................................         25.88%            30.28%

(1)  Commencement of operations.

(2)  Not annualized.

(3)  Annualized.

(4)  Dividends from net investment income paid at rate of $0.0014 per share.

                     See Notes to the Financial Statements

                              BADGLEY FUNDS, INC.
                            SCHEDULE OF INVESTMENTS
                                  MAY 31, 2000

BALANCED FUND

 NUMBER
OF SHARES                                                                       VALUE
---------                                                                    -----------
             COMMON STOCKS -- 49.4%
             ------------------------------------------------------------
             Bank & Bank Holding Co. -- 2.0%
  4,300      State Street Corp...........................................    $   479,450
                                                                             -----------
             Building -- Maintenance & Service -- 1.2%
  7,800      Ecolab, Inc.................................................        298,350
                                                                             -----------
             Business Service -- 4.6%
  7,350      Automatic Data Processing, Inc..............................        403,791
 10,050      Cintas Corp.................................................        442,200
  7,500      Paychex, Inc................................................        262,500
                                                                             -----------
                                                                               1,108,491
                                                                             -----------
             Communications & Media -- 1.8%
  5,250      Omnicom Group...............................................        440,672
                                                                             -----------
             Computer Manufacturing -- 1.8%
  3,650      EMC Corp. Massachusetts*....................................        424,541
                                                                             -----------
             Cosmetics & Toiletries -- 0.9%
  4,050      Colgate-Palmolive Co........................................        213,131
                                                                             -----------
             Drugs -- 4.7%
  3,350      Johnson & Johnson...........................................        299,825
  9,550      Medtronic, Inc..............................................        493,019
  8,000      Pfizer, Inc.................................................        356,500
                                                                             -----------
                                                                               1,149,344
                                                                             -----------
             Electrical Equipment -- 2.7%
  3,450      Emerson Electric Co.........................................        203,550
  8,550      General Electric Co.........................................        449,944
                                                                             -----------
                                                                                 653,494
                                                                             -----------
             Electronic -- Miscellaneous -- 1.5%
 10,800      Solectron Corp.*............................................        357,075
                                                                             -----------
             Electronic Technology -- 4.5%
  2,900      Hewlett-Packard Co..........................................        348,363
  3,500      Intel Corp..................................................        436,406
  4,400      Texas Instruments, Inc......................................        317,900
                                                                             -----------
                                                                               1,102,669
                                                                             -----------

                     See Notes to the Financial Statements

                              BADGLEY FUNDS, INC.
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                  MAY 31, 2000
BALANCED FUND

 NUMBER
OF SHARES                                                                       VALUE
---------                                                                    -----------
             Energy Raw Material -- 2.1%
  5,850      AES Corp.*..................................................    $   510,413
                                                                             -----------
             Financial Service -- 4.1%
  5,850      Fannie Mae..................................................        351,731
 10,500      Charles Schwab Corp.........................................        301,875
 12,350      MBNA Corp...................................................        344,256
                                                                             -----------
                                                                                 997,862
                                                                             -----------
             Food, Beverage & Tobacco -- 3.1%
  8,875      Starbucks Corp.*............................................        301,750
 10,850      Sysco Corp..................................................        455,022
                                                                             -----------
                                                                                 756,772
                                                                             -----------
             Insurance -- 1.7%
  3,750      American International Group, Inc...........................        422,109
                                                                             -----------
             Medical -- Wholesale Drug Dist. -- 1.4%
  5,200      Cardinal Health, Inc........................................        337,350
                                                                             -----------
             Retail -- Food & Drugs -- 1.4%
  7,800      CVS Corp....................................................        339,300
                                                                             -----------
             Retail -- General -- 2.8%
  8,050      Costco Companies, Inc.*.....................................        257,097
  8,750      Home Depot, Inc.............................................        427,109
                                                                             -----------
                                                                                 684,206
                                                                             -----------
             Software -- 1.5%
  5,700      Microsoft Corp.*............................................        356,606
                                                                             -----------
             Telecommunication -- 4.0%
  7,400      Cisco Systems, Inc.*........................................        421,337
  5,250      Lucent Technologies, Inc....................................        301,219
  5,000      Nokia Corp. ADR.............................................        260,000
                                                                             -----------
                                                                                 982,556
                                                                             -----------
             Telephone -- 1.6%
 10,050      WorldCom, Inc.*.............................................        378,131
                                                                             -----------
             TOTAL COMMON STOCKS (COST $9,707,155).......................     11,992,522
                                                                             -----------

                     See Notes to the Financial Statements

                              BADGLEY FUNDS, INC.
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                  MAY 31, 2000
BALANCED FUND

PRINCIPAL
  AMOUNT                                                                        VALUE
----------                                                                    ----------
              CORPORATE BONDS AND NOTES -- 23.9%
              ------------------------------------------------------------
              Chemicals -- 1.0%
$  250,000    E. I. Du Pont De Nemours
              6.875%, 10/15/09............................................    $  236,928
                                                                              ----------
              Electronic Technology -- 1.0%
   250,000    IBM Corp.
              6.450%, 8/01/07.............................................       234,401
                                                                              ----------
              Finance -- Auto Loans -- 4.1%
 1,000,000    Ford Motor Credit Co.
              7.500%, 3/15/05.............................................       981,196
                                                                              ----------
              Finance Company -- 5.2%
   500,000    Assoc. Corp. NA
              6.000%, 4/15/03.............................................       476,815
   500,000    General Electric Capital Corp.
              7.375%, 1/19/10.............................................       493,240
   300,000    Norwest Corp.
              6.125%, 10/15/00............................................       299,294
                                                                              ----------
                                                                               1,269,349
                                                                              ----------
              Food, Beverage & Tobacco -- 2.2%
   550,000    Sysco Corp.
              7.000%, 5/1/06..............................................       534,150
                                                                              ----------
              Multimedia -- 1.9%
   500,000    Walt Disney Co.
              5.125%, 12/15/03............................................       465,387
                                                                              ----------
              Retail -- General -- 4.1%
 1,050,000    Wal-mart Stores
              6.875%, 8/10/09.............................................     1,000,996
                                                                              ----------
              Super-Regional Banks -- US -- 0.7%
   200,000    Wachovia Corp.
              6.250%, 8/04/08.............................................       177,920
                                                                              ----------

                     See Notes to the Financial Statements

                              BADGLEY FUNDS, INC.
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                  MAY 31, 2000
BALANCED FUND

PRINCIPAL
  AMOUNT                                                                        VALUE
----------                                                                    ----------
              Telecommunication -- 1.8%
$  500,000    Lucent Technologies, Inc.
              5.500%, 11/15/08............................................    $  436,539
                                                                              ----------
              Telephone -- 1.9%
   500,000    WorldCom, Inc.
              6.400%, 8/15/05.............................................       468,690
                                                                              ----------
              TOTAL CORPORATE BONDS AND NOTES (COST $6,086,494)...........     5,805,556
                                                                              ----------
              GOVERNMENT SECURITIES -- 23.6%
              ------------------------------------------------------------
              Government Bonds & Notes -- 11.8%
              US Treasury Notes:
   100,000    5.750%, 10/31/00............................................        99,750
   100,000    6.250%, 10/31/01............................................        99,375
   675,000    5.500%, 2/28/03.............................................       654,750
   500,000    7.250%, 8/15/04.............................................       510,781
   550,000    6.500%, 8/15/05.............................................       547,766
   500,000    5.625%, 2/15/06.............................................       478,282
   500,000    5.500%, 2/15/08.............................................       471,094
                                                                              ----------
              TOTAL GOVERNMENT NOTES (COST $2,980,336)....................     2,861,798
                                                                              ----------
              Government Agency -- 11.8%
              Federal National Mortgage Association (FNMA) -- 7.8%
   525,000    6.290%, 2/11/02.............................................       517,573
   825,000    6.800%, 1/10/03.............................................       814,356
   250,000    6.350%, 6/10/05.............................................       239,132
   350,000    6.500%, 4/29/09.............................................       320,607
                                                                              ----------
                                                                               1,891,668
                                                                              ----------
              Federal Home Loan Mortgage (FHLMC) -- 4.0%
 1,000,000    7.100%, 4/10/07.............................................       978,353
                                                                              ----------
              TOTAL U.S. GOVERNMENT AGENCY (COST $2,977,301)..............     2,870,021
                                                                              ----------
              TOTAL GOVERNMENT SECURITIES (COST $5,957,637)...............     5,731,819
                                                                              ----------

                     See Notes to the Financial Statements

                              BADGLEY FUNDS, INC.
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                  MAY 31, 2000
BALANCED FUND

PRINCIPAL
 AMOUNT                                                                         VALUE
---------                                                                    -----------
             SHORT-TERM INVESTMENTS -- 2.4%
             ------------------------------------------------------------
             Variable Rate Demand Notes**
$526,699     Firstar Bank Demand Note, 6.3913%...........................    $   526,699
  64,023     Wisconsin Corporation Central Credit Union Demand Note,
             6.3113%.....................................................         64,023
     847     Wisconsin Electric Company Demand Note, 6.2251%.............            847
                                                                             -----------
             TOTAL SHORT-TERM INVESTMENTS (COST $591,569)................        591,569
                                                                             -----------
             TOTAL INVESTMENTS -- 99.3%
             (COST $22,342,855)..........................................     24,121,466
                                                                             -----------
             OTHER ASSETS IN EXCESS OF OTHER LIABILITIES -- 0.7%.........        164,620
                                                                             -----------
             TOTAL NET ASSETS -- 100.0%..................................    $24,286,086
                                                                             ===========

    * -- Non-income producing security.

   ** -- Variable rate security. The rates listed are as of May 31, 2000.

  ADR -- American Depository Receipt.

                     See Notes to the Financial Statements

                              BADGLEY FUNDS, INC.
                            SCHEDULE OF INVESTMENTS
                                  MAY 31, 2000

GROWTH FUND

 NUMBER
OF SHARES                                                                       VALUE
---------                                                                    -----------
             COMMON STOCKS -- 98.0%
             ------------------------------------------------------------
             Bank & Bank Holding Co. -- 3.9%
   4,300     State Street Corp. .........................................    $   479,450
                                                                             -----------
             Building -- Maintenance & Service -- 2.4%
   7,700     Ecolab, Inc. ...............................................        294,525
                                                                             -----------
             Business Service -- 9.1%
   7,400     Automatic Data Processing, Inc. ............................        406,537
  10,150     Cintas Corp. ...............................................        446,600
   7,425     Paychex, Inc. ..............................................        259,875
                                                                             -----------
                                                                               1,113,012
                                                                             -----------
             Communications & Media -- 3.6%
   5,200     Omnicom Group...............................................        436,475
                                                                             -----------
             Computer Manufacturing -- 3.6%
   3,750     EMC Corp. Massachusetts *...................................        436,172
                                                                             -----------
             Cosmetics & Toiletries -- 1.8%
   4,150     Colgate-Palmolive Co. ......................................        218,394
                                                                             -----------
             Drugs -- 9.3%
   3,300     Johnson & Johnson...........................................        295,350
   9,600     Medtronic, Inc. ............................................        495,600
   7,900     Pfizer, Inc. ...............................................        352,044
                                                                             -----------
                                                                               1,142,994
                                                                             -----------
             Electrical Equipment -- 5.3%
   3,400     Emerson Electric Co. .......................................        200,600
   8,600     General Electric Co. .......................................        452,575
                                                                             -----------
                                                                                 653,175
                                                                             -----------
             Electronic -- Miscellaneous -- 2.9%
  10,800     Solectron Corp. *...........................................        357,075
                                                                             -----------
             Electronic Technology -- 9.1%
   2,950     Hewlett-Packard Co. ........................................        354,369
   3,550     Intel Corp. ................................................        442,641
   4,400     Texas Instruments, Inc. ....................................        317,900
                                                                             -----------
                                                                               1,114,910
                                                                             -----------
             Energy Raw Material -- 4.2%
   5,950     AES Corp.*..................................................        519,137
                                                                             -----------

                     See Notes to the Financial Statements

                              BADGLEY FUNDS, INC.
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                  MAY 31, 2000
GROWTH FUND

 NUMBER
OF SHARES                                                                       VALUE
---------                                                                    -----------
             Financial Service -- 8.2%
   5,900     Fannie Mae..................................................    $   354,737
  10,650     Charles Schwab Corp. .......................................        306,188
  12,100     MBNA Corp. .................................................        337,287
                                                                             -----------
                                                                                 998,212
                                                                             -----------
             Food, Beverage & Tobacco -- 6.1%
   8,700     Starbucks Corp.*............................................        295,800
  10,650     Sysco Corp. ................................................        446,634
                                                                             -----------
                                                                                 742,434
                                                                             -----------
             Insurance -- 3.5%
   3,850     American International Group, Inc. .........................        433,366
                                                                             -----------
             Medical -- Wholesale Drug Dist. -- 2.7%
   5,150     Cardinal Health, Inc. ......................................        334,106
                                                                             -----------
             Retail -- Food & Drugs -- 2.7%
   7,700     CVS Corp. ..................................................        334,950
                                                                             -----------
             Retail -- General -- 5.6%
   8,150     Costco Companies, Inc.*.....................................        260,291
   8,800     Home Depot, Inc. ...........................................        429,550
                                                                             -----------
                                                                                 689,841
                                                                             -----------
             Software -- 3.0%
   5,800     Microsoft Corp.*............................................        362,862
                                                                             -----------
             Telecommunication -- 7.9%
   7,300     Cisco Systems, Inc.*........................................        415,644
   5,200     Lucent Technologies, Inc. ..................................        298,350
   4,900     Nokia Corp. ADR.............................................        254,800
                                                                             -----------
                                                                                 968,794
                                                                             -----------
             Telephone -- 3.1%
   9,950     WorldCom, Inc.*.............................................        374,369
                                                                             -----------
             TOTAL COMMON STOCKS (COST $9,696,058).......................     12,004,253
                                                                             -----------

                     See Notes to the Financial Statements

                              BADGLEY FUNDS, INC.
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                  MAY 31, 2000
GROWTH FUND

PRINCIPAL
 AMOUNT                                                                         VALUE
---------                                                                    -----------
             SHORT-TERM INVESTMENTS -- 2.1%
             ------------------------------------------------------------
             Variable Rate Demand Notes**
$  2,100     Firstar Bank Demand Note, 6.3913%...........................    $     2,100
  21,208     General Mills Demand Note, 6.2463%..........................         21,208
 235,805     Wisconsin Corporation Central Credit Union Demand Note,             235,805
             6.3113%.....................................................
                                                                             -----------
             TOTAL SHORT-TERM INVESTMENTS (COST $259,113)................        259,113
                                                                             -----------
             TOTAL INVESTMENTS -- 100.1%
             (COST $9,955,171)...........................................     12,263,366
                                                                             -----------
             OTHER LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.1)%.......        (11,942)
                                                                             -----------
             TOTAL NET ASSETS -- 100.0%..................................    $12,251,424
                                                                             ===========

   * -- Non-income producing security.

  ** -- Variable rate security. The rates listed are as of May 31, 2000.

 ADR -- American Depository Receipt.

                     See Notes to the Financial Statements

                              BADGLEY FUNDS, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                                  MAY 31, 2000

1. ORGANIZATION

   Badgley Funds, Inc. (the "Corporation") was incorporated on April 28, 1998, as a Maryland Corporation and is registered as an open-end management investment company under the Investment Company Act of 1940. The Badgley Balanced Fund (the "Balanced Fund") and the Badgley Growth Fund (the "Growth Fund") (collectively referred to as the "Funds") are separate, diversified investment portfolios of the Corporation. The principal investment objective of the Balanced Fund is to seek long-term capital appreciation and income. The principal investment objective of the Growth Fund is to seek long-term capital appreciation. The Funds commenced operations on June 25, 1998.

2. SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

   a) Investment Valuation -- Common stocks, other equity-type securities and fixed income securities with a maturity greater than 60 days are valued at the last sales price on the national securities exchange on which such securities are primarily traded. Securities traded on a national securities exchange for which there were no transactions on a given day and securities not listed on a national securities exchange are valued at the average of the most recent bid and asked prices. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors of the Corporation. Instruments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.

   b) Federal Income Taxes -- No provision for federal income taxes has been made since the Funds have complied to date with the provisions of the Internal Revenue Code applicable to regulated investment companies and intend to continue to so comply in future years and to distribute substantially all of the Funds' investment company net taxable income and net realized gains to shareholders.

     Generally accepted accounting principles require that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.

   c) Income and Expenses -- The Funds are charged for those expenses that are directly attributable to each portfolio, such as advisory, administration and certain shareholder service fees. Expenses that are not directly attributable to a portfolio are typically allocated among the Funds in proportion to their respective net assets, number of shareholder accounts or net sales, where applicable.

   d) Distributions to Shareholders -- Dividends from net investment income of the Balanced Fund are declared and paid quarterly. Dividends from net investment income of the Growth Fund are declared and paid annually. The Funds' net realized capital gains, if any, are distributed at least annually.

   e) Organization Costs -- The costs incurred in connection with the organization, initial registration and public offering of shares, aggregating $26,461 for the Balanced Fund and Growth Fund each, have been

                              BADGLEY FUNDS, INC.
                 NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
                                  MAY 31, 2000

     paid by the Funds. These costs are being amortized over the period of benefit, but not to exceed sixty months from the Funds' commencement of operations.

   f) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from those estimates.

   g) Other -- Investment and shareholder transactions are recorded on trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.

3. CAPITAL SHARE TRANSACTIONS

   Transactions in shares of the Funds for the year ended May 31, 2000, were as follows:

                                                                   BALANCED FUND    GROWTH FUND
                                                                   -------------    -----------
   Shares sold.................................................        826,896        436,559
   Shares issued to holders in reinvestment of dividends.......         28,785             83
   Shares redeemed.............................................       (283,488)       (80,445)
                                                                     ---------        -------
   Net increase................................................        572,193        356,197
                                                                     =========        =======

   Transactions in shares of the Funds for the period ended May 31, 1999, were as follows:

                                                                   BALANCED FUND    GROWTH FUND
                                                                   -------------    -----------
   Shares sold.................................................      1,597,563        598,588
   Shares issued to holders in reinvestment of dividends.......          7,027          1,321
   Shares redeemed.............................................        (63,511)       (35,383)
                                                                     ---------        -------
   Net increase................................................      1,541,079        564,526
                                                                     =========        =======

                              BADGLEY FUNDS, INC.
                 NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
                                  MAY 31, 2000

4. INVESTMENT TRANSACTIONS

   The aggregate purchases and sales of investments, excluding short-term investments, by the Funds for the period ended May 31, 2000, were as follows:

                                                                   BALANCED FUND    GROWTH FUND
                                                                   -------------    -----------
   Purchases
     U.S. Government...........................................     $2,719,637      $       --
     Other.....................................................      9,116,209       6,673,127
   Sales
     U.S. Government...........................................        962,463              --
     Other.....................................................      4,499,670       2,395,270

   At May 31, 2000, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

                                                                   BALANCED FUND    GROWTH FUND
                                                                   -------------    -----------
   Appreciation................................................     $2,679,147      $2,690,367
   (Depreciation)..............................................       (977,218)       (396,687)
                                                                    ----------      ----------
   Net appreciation on investments.............................     $1,701,929      $2,293,680
                                                                    ==========      ==========

   At May 31, 2000, the cost of investments for federal income tax purposes was $22,419,537 and $9,969,686 for the Balanced Fund and the Growth Fund, respectively.

   At May 31, 2000, the Growth Fund had accumulated net realized capital loss carryovers of $52,331. The capital loss carryovers for the Growth Fund of $1,864 and $50,467 expire in 2007 and 2008, respectively. In addition, the Balanced Fund realized, on a tax basis, post-October losses through May 31, 2000 of $27,404. These losses are not recognized for tax purposes until the first day of the following fiscal year.

   On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased, and capital stock decreased by $3,568 and $68,728 for the Balanced Fund and Growth Fund, respectively. These permanent book-to-tax differences are the result of non-deductible organization costs and net operating losses.

5. INVESTMENT ADVISORY AND OTHER AGREEMENTS

   The Corporation has an Investment Advisory Agreement (the "Agreement") with Badgley, Phelps and Bell, Inc. (the "Adviser"), with whom certain officers and Directors of the Corporation are affiliated, to furnish investment advisory services to the Funds. Under the terms of the Agreement, the Corporation, on behalf of the Funds, compensates the Adviser for its management services at the annual rate of 0.90% of the Balanced Fund's average daily net assets and 1.00% of the Growth Fund's average daily net assets. The advisory fee is accrued daily and paid monthly.

                              BADGLEY FUNDS, INC.
                 NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
                                  MAY 31, 2000

   For the fiscal year ended May 31, 2000 and through September 30, 2000, the Adviser has agreed to waive its management fee and/or reimburse the Funds' other expenses to the extent necessary to ensure that the Balanced Fund's total operating expenses do not exceed 1.30% of its average daily net assets and that the Growth Fund's total operating expenses do not exceed 1.50% of its average daily net assets. Any such waiver or reimbursement is subject to later adjustment during the term of the Agreement to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a period are less than the expense limitation caps, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed. For the period ended May 31, 2000, the Adviser waived/reimbursed expenses of $133,024 and $127,681 for the Balanced Fund and Growth Fund, respectively. Waived/reimbursed expenses subject to potential recovery by year of expiration are as follows:

                        YEAR OF EXPIRATION                         BALANCED FUND    GROWTH FUND
                        ------------------                         -------------    -----------
   5/31/2002...................................................      $149,440        $145,364
   5/31/2003...................................................       133,024         127,681

   The Corporation, on behalf of each of the Funds, has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"), which authorizes it to pay Rafferty Capital Markets, Inc., an unaffiliated distributor, (the "Distributor") a distribution and shareholder servicing fee of 0.25% of each Fund's average daily net assets (computed on an annual basis). All or a portion of the fee may be used by the Distributor to pay costs of printing reports and prospectuses for potential investors and the costs of other distribution and shareholder servicing expenses. During the period ended May 31, 2000, the Balanced Fund and Growth Fund incurred expenses of $48,763 and $23,788, respectively, pursuant to the 12b-1 Plan.

                              BADGLEY FUNDS, INC.
                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of Badgley Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Badgley Balanced Fund and the Badgley Growth Fund (constituting Badgley Funds, Inc., hereafter referred to as the "Funds") at May 31, 2000, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP sig

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
June 23, 2000

     FOR A PROSPECTUS CONTAINING MORE INFORMATION, PLEASE CALL 1-877-BADGLEY OR CONTACT THE BADGLEY FUNDS ON-LINE AT WWW.BADGLEYFUNDS.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING OR SENDING MONEY.